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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                             ANNIE'S HOMEGROWN, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     [_]  Fee paid previously with preliminary materials.

     [_]  Check box if any part of the fee is offset as provided by Exchange Act
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SEC 1913 (3-99)
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

                             ANNIE'S HOMEGROWN, INC.
                                 395 MAIN STREET
                         WAKEFIELD, MASSACHUSETTS 01880
                                 (781) 224-1172
                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 28, 2002

         Notice is hereby given that the Annual Meeting of Stockholders of Annie's Homegrown, Inc., a Delaware corporation ("Annie's" or the "Company"), will be held on February 28, 2002, at 10:00 a.m. (Boston Time), at the offices of Kirkpatrick & Lockhart LLP, 75 State Street, Sixth Floor, Boston, Massachusetts 02109. Stockholders of Annie's will be asked to vote on three proposals.

         PROPOSAL 1: A proposal to elect John Foraker, Ann E. Withey, Paul B.
                     Nardone, Ronald L. Cheney, Ellen Ambrose and E. Michael Moone to serve as the Board of Directors of Annie's, each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

         PROPOSAL 2: A proposal to approve the appointment of KPMG LLP as the
                     Company's independent public accountants for the fiscal year ending March 31, 2002.

         PROPOSAL 3: A proposal to amend the Company's Certificate of
                     Incorporation, as amended, to reflect a 1 for 2,000 reverse stock split of the Company's Common Stock, par value $0.001, and the issuance of scrip in lieu of fractional shares to holders who, as a result of that stock split, will hold less than one share of the Company's Common Stock.

Stockholders will also be asked to consider and act upon any other business that may properly come before the Annual Meeting. No proposal to postpone or adjourn the meeting to solicit additional proxies will be entertained at the Annual Meeting.

         Reference is hereby made to the accompanying Proxy Statement for more complete information concerning the matters to be acted upon at the Annual Meeting.

         Only holders of record of the Company's Series A Convertible Preferred Stock, $2.00 par value per share, and Common Stock, $0.001 par value per share, at the close of business on January 30, 2002 will be entitled to attend and to vote at the Annual Meeting.

         Stockholders are requested to complete, sign, date, and return the enclosed proxy card in the enclosed envelope. Alternatively, stockholders may grant a proxy by following the telephone or Internet instructions set forth on the face of the proxy card.

                                             By Order of the Board of Directors


                                             John Foraker, Chairman of the Board

Wakefield, Massachusetts
February 1, 2002

                             ANNIE'S HOMEGROWN, INC.
                                 395 MAIN STREET
                         WAKEFIELD, MASSACHUSETTS 01880
                                 (781) 224-1172
                        ---------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 28, 2002

         Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of Annie's Homegrown, Inc., a Delaware corporation ("Annie's"), for use at the Annual Meeting of Stockholders of Annie's to be held at 10:00 a.m. (Boston Time) on February 28, 2002, at the offices of Kirkpatrick & Lockhart LLP, 75 State Street, Sixth Floor, Boston, Massachusetts 02109 (the "Meeting"). This Proxy Statement is dated February 1, 2002. At the Meeting, the stockholders will consider and vote upon three proposals. These proposals are:

         PROPOSAL 1: A proposal to elect John Foraker, Ann E. Withey, Paul B.
                     Nardone, Ronald L. Cheney, Ellen Ambrose and E. Michael Moone to serve as the Board of Directors of Annie's, each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

         PROPOSAL 2: A proposal to approve the appointment of KPMG LLP as
                     Annie's independent public accountants for the fiscal year ending March 31, 2002.

         PROPOSAL 3: A proposal to amend the Company's Certificate of
                     Incorporation, as amended, to effect a 1 for 2,000 reverse stock split of the Company's Common Stock, par value $0.001, and the issuance of scrip in lieu of fractional shares to holders who, as a result of that split, will hold less than one share of the Company's Common Stock.

Stockholders will also be asked to consider and act upon any other business that may properly come before the Meeting. No proposal to postpone or adjourn the meeting to solicit additional proxies will be entertained at the Meeting. Annie's Board of Directors knows of no other matters that are expected to come before the Meeting.

         Only holders of record as of the close of business on January 30, 2002 (the "Record Date"), of the Company's Common Stock, $0.001 par value per share (the "Common Stock") and Series A Convertible Preferred Stock, $2.00 par value per share (the "Preferred Stock"), will be entitled to notice of, and to vote at, the Meeting. As of the date of this Proxy Statement, 4,709,768 shares of Common Stock and 1,000,000 shares of Preferred Stock were issued and outstanding. Holders of Common Stock and Preferred Stock are entitled to one vote per share held by them, and holders of Common Stock and Preferred Stock generally vote together as a class on all matters. However, with respect to approval of Proposal 3 (a proposal to cause a reverse split of the Common Stock and the issuance of scrip in lieu of fractional shares to holders who, as a result of the split, will hold less than one share of Annie's Common Stock), approval of both a majority of the Company's Common Stock and a majority of the Company's Preferred Stock will be required.

         Homegrown Natural Foods, Inc., a California corporation that owns all of the Company's Preferred Stock and has the right to vote 63.23% of the voting securities of the Company, has indicated that it will vote the shares of Preferred Stock and Common Stock for which it has voting authority in favor of each of the proposals set forth in this Proxy Statement. Therefore, we anticipate that each of these proposals will be approved, regardless of the vote of the Company's other stockholders.

         Stockholders may vote in person or by proxy. Granting a proxy does not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke his or her proxy by (I) filing a later-dated proxy or a written notice of revocation with the Company's Secretary at the address set forth above at any time before the original proxy is exercised, or (II) voting in person at the Meeting.

         The persons named as attorneys in the proxy are Mr. John Foraker and Mr. Paul Nardone. Mr. Foraker is the Chairman of the Company's Board of Directors and is the Chief Executive Officer of Homegrown Natural Foods. Mr. Nardone is the President and Chief Executive Officer of Annie's and is also a member of the Company's Board of Directors.

         Expenses associated with the solicitation of proxies pursuant to this Proxy Statement will be borne by Annie's. Employees of Annie's will respond to inquiries from the public with respect to this proxy solicitation, however employees will not receive any additional or alternate compensation with respect to any such efforts.

         An Annual Report to the Stockholders on Form 10-KSB, as amended, containing financial statements for the fiscal years ended March 31, 2000 and 2001, has been furnished to all stockholders entitled to vote. Certain matters, which are identified below, set forth in the Form 10-KSB, have been incorporated by reference into this Proxy Statement. This Proxy Statement and the form of proxy will be first mailed to stockholders on or about February 1, 2002.

VOTING PROCEDURES.

         Mr. Foraker and/or Mr. Nardone will vote all shares represented by properly executed proxies returned in time to be counted at the Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock and Preferred Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. As Mr. Foraker has the authority to vote the Company's securities held by Homegrown Natural Foods or for which Homegrown Natural Foods has voting authority, the presence of Mr. Foraker at the Meeting will constitute a quorum at the Meeting.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting as specified by such proxies. Where a vote has been specified in a proxy with respect to the matters identified in the Notice of the Annual Meeting, including the election of directors, the shares represented by the proxy will be voted in accordance with those voting specifications. Shares represented by proxy will be voted in favor of each proposal identified on the Notice of the Annual Meeting if no voting instructions are indicated. If any other matter should be presented at the Meeting upon which a vote may properly be taken, Mr. Foraker and/or Mr. Nardone will vote shares represented by all proxies received by the Board of Directors in accordance with their judgment.

         Votes at the Meeting will be tabulated by one or more independent inspectors of elections appointed by the Company's Board of Directors.

         Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. The six nominees receiving the highest number of affirmative votes of the shares present or represented at the Meeting and voting on the election of directors will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee and shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee's achievement of a plurality.

         For all other matters being submitted to stockholders at the Meeting, the affirmative vote of the majority of shares present (in person or represented by proxy) and voting on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for a matter, will have the same effect as votes against that matter.

         Because Homegrown Natural Foods has indicated that it intends to vote in favor of each of the proposals, and since Homegrown Natural Foods holds all of the Company's Preferred Stock and controls the vote of a majority of the Company's Common Stock, each of these proposals is expected to be approved regardless of the vote of Annie's other stockholders.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.

         "Item 11. Security Ownership of Certain Beneficial Owners and Management" set forth in the Company's Form 10-KSB for the period ended March 31, 2001, and as filed with the Securities and Exchange Commission on June 30, 2001, and amended on July 13, 2001 and January 10, 2002 is incorporated by reference.

                              ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)

         The Company By-laws provide that its Board of Directors will consist of not fewer than three nor more than ten members. The Board of Directors has fixed the number of directors for Annie's for the upcoming year at six. All of the nominees of the Board of Directors are incumbents; C. Richard Lemon, a current director, has declined to stand for re-election. The Board of Directors may appoint directors to fill vacancies in the event that one or more directors leave the Board of Directors.

         A plurality of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the Meeting is required for the election of a nominee. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

         The Company's Board of Directors has nominated the following persons for election as directors of Annie's at the Meeting. The nominees and the year they first joined the Board of Directors are:

    NOMINEE         AGE    YEAR FIRST JOINED BOARD     CURRENT POSITION(S)
    -------         ---    -----------------------    ---------------------
JOHN FORAKER         38           1999                Chairman of the Board

ANN E. WITHEY        38           1989                Inspirational President
                                                      and Director

PAUL B. NARDONE      34           1999                President, Chief Executive
                                                      Officer and Director

RONALD L. CHENEY     65           1998                Director

ELLEN AMBROSE        46           1999                Director

E. MICHAEL MOONE     61           1999                Director

         JOHN FORAKER, 38, founded Homegrown Holdings Corp., now known as Homegrown Natural Foods, Inc., in 1999 as an investment vehicle for the natural food industry, and subsequently negotiated its first investment in Annie's. Mr. Foraker is currently the Chairman of the Company's Board of Directors. Mr. Foraker has served as President & CEO of Napa Valley Kitchens, marketer of CONSORZIO(R)brand specialty food products, since 1995. In 1997, Mr. Foraker founded Clio Groves, the leading domestic producer and marketer of California olive oil products. From 1987 through 1991, Mr. Foraker was Vice President for Bank of America NT & SA, in Santa Rosa, California, where he was responsible for a significant portion of that Bank's wine industry portfolio. Mr. Foraker is on the board of Spottswoods Winery and Clio Groves. Mr. Foraker holds a B.S. in Agricultural Economics from the University of California at Davis and an M.B.A. from the University of California at Berkley.

         ANN E. WITHEY, 38, co-founded Annie's in 1989 and is currently a director and has served as the Company's Inspirational President since 1995. As Inspirational President, Ms. Withey's responsibilities are to maintain the social integrity of the Company including adherence to our mission statement as well as new product development, quality control, and consumer correspondence and relations. Ms. Withey has also served as a director of Annie's since 1989. For the fiscal year ended March 31, 2001, Ms. Withey elected to reduce her salary from $84,000 to $30,000 without reducing her role with us. Ms. Withey was a co-founder of Smartfood, Inc. and creator of the original recipe for Smartfood(R)popcorn. Smartfood, Inc. was sold to Frito-Lay, Inc. in 1989. Ms. Withey and her husband currently own and operate a small organic produce farm in Connecticut. Ms. Withey actively supports a variety of programs that benefit women, children, education and the environment. Ms. Withey holds a B.A. degree from the University of Connecticut.

         PAUL B. NARDONE, 34, is currently the Company's President and Chief Executive Officer, a position he has held since December 1999. From November 1998 to December 1999, Mr. Nardone served as President and Chief Operating Officer, and from November 1993 to November 1998, he served as Vice President of Sales. In July 1999, Mr. Nardone was elected to Annie's Board of Directors. Mr. Nardone is responsible for managing the Company's strategic plan. In 1988, Mr. Nardone founded the Olde Boston(R)brand. In 1990, Mr. Nardone founded New England Snacks, Inc., a regional snack food distributorship. In March 1992, New England Snacks, Inc. was sold to Alternative Distributors where Mr. Nardone served as Vice President of Sales until joining Annie's in 1993. Mr. Nardone holds a B.A. degree in Political Science from Tufts University.

         RONALD L. CHENEY, 65, has been a director of Annie's since 1998. He retired from the practice of law in 1996. From 1992 to 1996, Mr. Cheney served as an officer and director of Interill Investment Corporation, an unregistered investment fund, and as general partner of Intertill Associates, LP, a limited partnership that invested in unregistered investment companies. Prior to his retirement, Mr. Cheney worked for the last ten years as a sole practitioner in the area of securities law. Mr. Cheney has been a panelist at discussions on securities litigation, lectured in law school and published articles on securities law. Mr. Cheney holds a B.A. degree from Yale University and an LL.B. from Harvard Law School.

         ELLEN AMBROSE, 47, is a principal and consultant for Brand Insights, a marketing consulting company for the packaged foods industry, a position she has held since 1996. Ms. Ambrose is also a director of Homegrown Natural Foods. From 1990 to 1996, Ms. Ambrose was Vice President & General Manager for Nestle Beverage Company, with responsibility for the ready-to-drink coffee, ground coffee, and powdered beverages divisions. Before joining Nestle, Ms. Ambrose was a principal in Marketing Corporation of America, a strategic marketing consulting firm handling clients such as Frito-Lay, Kraft, General Foods, and Pepperidge Farms.

She also served as a director for Beatrice/Hunt Wesson's Fisher nuts division, and as Group Marketing Manager for the Orville Redenbacher division. Ms. Ambrose holds a B.S. in Food Science from the University of California at Davis.

         E. MICHAEL MOONE, 61, has been Chairman of Napa Valley Kitchens in Napa, California, Chairman of Luna Vineyards in Napa, California and a managing partner of Silverado Equity Partners, LP since 1995. From 1990 to 1992, Mr. Moone served as President and CEO of Stouffer Foods Corporation, where he also served as President of Nestle Frozen Food Company. From 1984 to 1990, Mr. Moone served as President of Wine World Estates, a producer and importer of premium wines. In 1995, Silverado Partners, led by Mr. Moone, completed the purchase of Nestle's wine holdings, which was taken public in 1997 under the name Beringer Wine Estates. Mr. Moone is currently a director of Ruiz Foods. Mr. Moone holds a B.S. from the University of California at Los Angeles.

         OLDE BOSTON(R) is a registered trademark of Olde Boston Snacks, Inc. SMARTFOOD(R) is a registered trademark of Smartfood, Inc. CONSORZIO(R) is a registered trademark of Napa Valley Kitchens.

                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors met five times during the fiscal year ended March 31, 2001. Each of the directors attended at least 75% of the aggregate of each of (I) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (II) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the period in which he or she served).

         The Executive Committee was created on July 1, 1999. It is charged with assisting the Company's management with the formulation and implementation of various cost reduction, employee incentive and other management programs and initiatives and other duties as assigned from time to time by the Board of Directors. It met once during the fiscal year ended March 31, 2001. Currently, the members of the Executive Committee are Ann E. Withey, Ronald L. Cheney, Paul Nardone and John Foraker.

         Annie's does not have a standing Audit or Compensation Committee, as those committees were disbanded on or after December 2, 1999.

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

         "Item 10. Executive Compensation", set forth in the Company's Form 10-KSB for the period ended March 31, 2001, and as filed with the Securities and Exchange Commission on June 30, 2001, and amended on July 13, 2001 and January 10, 2002 is incorporated by reference.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS.

         "Item 12. Certain Relationships and Related Transactions", set forth in Form 10-KSB for the period ended March 31, 2001, and as filed with the Securities and Exchange Commission on June 30, 2001, and amended on July 13, 2001 and January 10, 2002, is incorporated by reference.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES AS DIRECTORS OF ANNIE'S.

                                      * * *

                    PROPOSAL TO RATIFY SELECTION OF AUDITORS
                                 (PROXY ITEM 2)

         The Board of Directors has selected the firm of KPMG LLP, independent certified public accountants, to serve as auditors for the fiscal year ending March 31, 2002. KPMG LLP has served as our auditors for the past six fiscal years. Representatives of KPMG LLP are not expected to be in attendance at the Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF KPMG LLP AS ANNIE'S AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2002.



                                      * * *



       PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION, AS AMENDED, OF
       ANNIE'S TO CAUSE A 1 FOR 2,000 REVERSE STOCK SPLIT OF THE COMPANY'S
      COMMON STOCK AND TO CAUSE THE ISSUANCE OF SCRIP IN LIEU OF FRACTIONAL
       SHARES TO STOCKHOLDERS THAT WOULD, AS A RESULT OF THE STOCK SPLIT,
             HOLD LESS THAN ONE SHARE OF THE COMPANY'S COMMON STOCK
                                 (PROXY ITEM 3)


BACKGROUND FOR THE REVERSE STOCK SPLIT PROPOSAL.

         STOCK TRANSFER INSTRUCTIONS.

         In July 1995, and as a condition to qualification imposed by the Office of the Secretary of State (Securities Division) of the Commonwealth of Massachusetts for the Company's then upcoming direct public offering, the Company's co-founders, Ms. Ann Withey and Mr. Andrew Martin, each delivered to the Company's stock transfer agent certificates representing 750,000 of their shares of the Company's Common Stock (the "Initial Subject Shares"). In addition to the Initial Subject Shares, they presented certain Stock Transfer Instructions to the Company's transfer agent relating to the disposition and transfer of the Initial Subject Shares, as described below. Pursuant to an addendum to those Stock Transfer Instructions, the co-founders' other shares of Common Stock (the "Additional Subject Shares") were also subjected to the Stock Transfer Instructions. The Commonwealth of Massachusetts is not a party to the Stock Transfer Instructions.

         The Stock Transfer Instructions provide that the Initial Subject Shares and the Additional Subject Shares will not have any right, title, interest or participation in the assets of Annie's in the event of a dissolution, liquidation, reorganization, exchange or any other transaction or proceeding which results in a distribution of the assets of Annie's until the holders of all shares of Common Stock not covered by the Stock Transfer Instructions have received an amount equal to the public offering price, $6.00 per share.

         The Stock Transfer Instructions provide that on July 27, 2001, 2002, 2003, and 2004, 25% of those shares become freely transferable. Additionally, each co-founder may transfer, within any three-month period, a number of the Additional Subject Shares that would equal 1% of the Company's Common Stock then outstanding.

         The Initial Subject Shares and the Additional Subject Shares may also become transferable upon certification by the Company's Chief Financial Officer that any of the following has been achieved:

   o for two consecutive fiscal years, Annie's has minimum annual earnings equal to $0.30 per share;

   o for five consecutive fiscal years, Annie's has an average minimum annual earnings of $0.30 per share; or

   o the Company's shares have traded on a United States stock exchange at a price at least equal to $10.50 (adjusted for stock splits, stock dividends and recapitalizations and the like) for at least 90 consecutive trading days.

No such certification has occurred, and no such certification is expected by the Company's management to occur in the foreseeable future.

         Shares subject to the Stock Transfer Instructions may be transferred upon death or by gift to family members if the shares remain subject to the restrictions described above. Shares subject to the Stock Transfer Instructions continue to have all voting rights to which those shares are entitled. Annie's will withhold any dividends on Ms. Withey's and Mr. Martin's shares subject to the Stock Transfer Instructions and will pay those dividends to Ms. Withey and Mr. Martin only as and to the extent their shares become free for transfer.

         HOMEGROWN NATURAL FOODS TRANSACTION.

         On December 2, 1999, Homegrown Holdings Corp., now known as Homegrown Natural Foods, Inc., purchased 1,000,000 of the Company's Series A Preferred Stock and entered into Stock Collar Agreements with Mr. Martin and Ms. Withey in connection with certain shares of the Company's Common Stock owned by Ms. Withey and all of the Company's Common Stock owned by Mr. Martin. Specifically, Homegrown Natural Foods was granted a "call" option to purchase 1,677,691 shares of the Company's Common Stock held by Mr. Martin and 900,000 shares of the Company's Common Stock held by Ms. Withey, each exercisable as quickly as those shares are released from the Stock Transfer Instructions, and for an exercise price of $2.00 per share. In addition, Mr. Martin was granted a "put" option to sell 1,677,691 shares of the Company's Common Stock held by him to Homegrown Natural Foods at $1.92 per share, exercisable fifteen days after Homegrown Natural Foods' call option is exercisable. Ms. Withey was granted a put option to sell 900,000 shares of the Company's Common Stock held by her to Homegrown Natural Foods for $1.92 per share exercisable fifteen days after Homegrown Natural Foods' call option for her shares is exercisable.

         Mr. Martin and Ms. Withey have provided Homegrown Natural Foods with an Irrevocable Proxy to vote their shares of the Company's Common Stock subject to the Stock Collar Agreements. Pursuant to the Irrevocable Proxy Agreements, on December 2, 1999, Homegrown Natural Foods obtained full power and authority to vote all of Mr. Martin's shares of the Company's Common Stock and 617,418 of Ms. Withey's shares of the Company's Common Stock for a ten year period. Because of these transactions and a related issuance of Preferred Stock to Homegrown Natural Foods, Homegrown Natural Foods acquired control of Annie's on December 2, 1999.

         REPORTING OBLIGATIONS UNDER THE SECURITIES EXCHANGE ACT OF 1934.

         As a result of the Company's direct public offering, Annie's has approximately 2,500 holders of shares of Common Stock that have been registered under the Securities Act of 1933, as amended, as of the date of this Proxy Statement. The Company's securities are not and have never been listed nor traded on any market or stock exchange, and no public market maker exists with respect to the Company's securities. To the knowledge of Annie's management, the only secondary sales of the Company's securities have been made in conjunction with certain stock collar arrangements that our former director, Mr. Martin, and one of our current directors, Ms. Withey, have with Homegrown Natural Foods. However, because Annie's has more than 500 holders of Common Stock that was registered under the Securities Act in that direct public offering, it is subject to certain filing and reporting requirements with the Securities and Exchange Commission under
Section 15(d) of the Securities Exchange Act of 1934, as amended, including, for example, the preparation and filing of quarterly and annual reports and proxy statements.

         "NO-ACTION" LETTER REQUEST.

         On December 14, 2000, John Foraker, Chairman of the Company's Board of Directors and Chief Executive Officer of Homegrown Natural Foods and Homegrown Natural Foods' counsel met with staff of the Commonwealth of Massachusetts Secretary of State's Securities Division to discuss a "no-action" letter relating to the Stock Transfer Instructions. During this meeting, the Securities Division's staff asked Mr. Foraker to submit a written request detailing the specifics of the proposal.

         On January 26, 2001, Homegrown Natural Foods and Annie's jointly submitted a request for issuance of a "no-action" letter from the Secretary of State of the Commonwealth of Massachusetts relating to the certain Stock Transfer Instructions, their application, and their possible termination. In that request, Homegrown Natural Foods requested that the Commonwealth of Massachusetts issue a letter indicating that it would take no enforcement action against Annie's if the Stock Transfer Instructions were terminated, assuming:

   o The Board of Directors of Annie's declared a reverse stock split pursuant to which holders of less than 400 shares (or such other number as Annie's may determine) would receive a fractional share of the Company's Common Stock.

   o     The stockholders of Annie's approved the reverse stock split.

   o The fractional shares are converted into scrip, with the right: (A) to receive $6.00 per share on a pre-split basis as a preference to the Company's Common Stockholders in a "liquidity event"; and (B) to convert the scrip into fractional shares or whole shares of Common Stock of Annie's in the event that Annie's issues shares in a registered and underwritten public offering or if an acquisition occurs which "enhances shareholder value" (neither the phrase "liquidity event" nor the phrase "enhances shareholder value" was clearly defined in the January 26, 2001 proposal or in subsequent discussions).

   o Annie's and Homegrown Natural Foods are combined, with Homegrown Natural Foods to be merged with and into Annie's.

         On March 7, 2001, a second meeting was held at the Securities Division to discuss this matter. Attending that meeting were Mr. Foraker, Paul Nardone (the Company's President and Chief Executive Officer), legal counsel for Homegrown Natural Foods and certain members of the Securities Division's staff. Several telephone conferences relating to this request followed.

         In response, on May 23, 2001, the Commonwealth of Massachusetts issued a "no-action" letter stating that the Commonwealth of Massachusetts would not recommend enforcement action in the event that the steps outlined in the submission were completed and the Stock Transfer Instructions were terminated.

          On July 19, 2001, Homegrown Natural Foods and Annie's sent a letter to the Massachusetts Secretary of State's office outlining the reverse stock split as currently proposed. That letter explained the following:

o The factor of the reverse stock split will be 1 for 2,000, and not 1 for "400 (or such other number as Annie's may determine)," as presented in the original submission to the Commonwealth of Massachusetts.

o As a result of the reverse stock split, all but two holders of Common Stock purchased in the direct public offering will be issued scrip in lieu of fractional shares.

o A combination or "roll up" of Annie's with Homegrown Natural Foods would not follow the reverse stock split, as was indicated in the original submission.

The July 19th letter was submitted to the Massachusetts Secretary of State's office because Annie's and Homegrown Natural Foods wished to provide the Massachusetts Securities Division with the reverse stock split number as approved by Annie's Board of Directors and as set forth in this Proxy Statement. Annie's and Homegrown Natural Foods also wished to inform the Massachusetts Secretary of State's office that a roll up transaction would not be forthcoming, in contrast to the original proposal made to the Massachusetts Secretary of State's Office. The July 19, 2001 letter was informative in nature and did not request any action on the part of the Massachusetts Secretary of State's Office. As of the date of this Proxy Statement, the Commonwealth of Massachusetts has not contacted Annie's with respect to the July 19, 2001 letter.

         On November 1, 2001, Homegrown Natural Foods informed the Board of Directors of Annie's in writing that there are no current or anticipated plans at the present time to re-institute roll up discussions between Annie's and Homegrown Natural Foods. Homegrown Natural Foods' letter stated that it is conceivable that at some point in the future, roll up discussions may be recommenced, if doing so is determined by the Boards of Directors of Annie's and Homegrown Natural Foods' to be in the best interests of all of the security holders of Annie's.

         ENGAGEMENT OF INVESTMENT BANKING FIRM.

         In January 2002, the Company engaged the investment banking firm, U.S. Bancorp Piper Jaffray, to explore strategic alternatives. The Company, however, may not be able to identify a strategic alternative on terms acceptable to it.

         SUMMARY OF THE REVERSE STOCK SPLIT AND ISSUANCE OF SCRIP.

         The Board of Directors of Annie's has approved for presentation to and approval by the stockholders of Annie's an amendment to our Certificate of Incorporation that would effect a 1 for 2,000 reverse stock split of the Company's Common Stock.

         A copy of the proposed amendment to the Certificate of Incorporation is attached hereto as EXHIBIT A to this Proxy Statement.

         Pursuant to the proposed amendment, each holder of 2,000 shares of our Common Stock will receive one share of the Company's post-split Common Stock. However, holders of fewer than 2,000 shares of Common Stock as of the effective date of the reverse stock split will receive units of scrip in lieu of fractional shares. In such cases, each share of pre-split Common Stock will be converted into one unit of scrip. As a result of this reverse stock split, we will have 2,703.904 shares of Common Stock issued and outstanding held by approximately 40 holders of record. Annie's anticipates that approximately 270,000 shares of pre-split Common Stock will be retired and approximately 270,000 units of scrip will be issued to the holders of such shares in connection with this reverse stock split. A principal benefit of the issuance of scrip in the reverse stock split is to protect the original investment of the investors in the Company's direct public offering by preserving their ability to recognize proceeds at least equal to their original investment upon the occurrence of an acquisition, public offering or other liquidity event in the future prior to the payment of any such proceeds to the founders, Mr. Martin and Ms. Withey.

                                    EXAMPLE 1
                                    ---------
       SITUATION                                       RESULT

ALEXANDRA OWNS 12,575 SHARES          Because Alexandra holds 2,000 shares of
OF COMMON STOCK (PRE-SPLIT).          Common Stock (or more, in this case),
                                      Alexandra will receive, because of the
                                      split, 6.2875 shares of post-split Common
                                      Stock.

BETH OWNS 2,000 SHARES OF             Because Beth owns 2,000 shares of Annie's
COMMON STOCK (PRE-SPLIT).             Common Stock, Beth will receive 1 share of
                                      post-split Common Stock.

CAROL OWNS 1,500 SHARES OF            Because the reverse stock split would
COMMON STOCK (PRE-SPLIT).             result in Carol's receipt of less than one
                                      share of post-split Common Stock (in this example, she would otherwise receive 0.75 shares of post-split Common Stock), Carol will receive 1,500 units of scrip.

         THE SCRIP.

         The scrip that will be issued to fractional shareholders as a result of the reverse stock split shall bear no voting rights, no rights to dividends, and no redemption rights. However, each unit of scrip will entitle the holder, in preference to holders of Common Stock (but after payment of the Preferred Stock's preferences), to $6.00 per unit of scrip held by such holder, upon

   o the sale of all or substantially all of the assets of Annie's (a "Sale of Assets"),

   o a merger or consolidation of Annie's pursuant to which Common Stock of Annie's is converted into equity securities of a corporation other than one controlling, controlled by or under common control with Annie's and which results in a Change of Control (a "Merger");

   o a sale of substantially all the outstanding shares of Common Stock of Annie's by the holders of its voting securities that results in a Change of Control (an "Equity Sale"); or

   o     liquidation or dissolution of Annie's ("Liquidation").

(Sale of Assets, Merger, Equity Sale and Liquidation are collectively referred to as "Corporate Transactions".)

         A combination or "roll-up" with Homegrown Natural Foods, if such transaction were to occur, would not constitute a Corporate Transaction.

         In the event that Annie's becomes the wholly-owned subsidiary of another corporation (a "Parent") (without involving a Corporate Transaction), then, as a condition to such an arrangement, the above definitions of Sale of Assets, Equity Sale, Merger and Liquidation must apply to the Parent and any Corporate Transaction, and payment of $6.00 per unit of scrip will be made with reference to Corporate Transactions of the Parent.

                                    EXAMPLE 2
                                    ---------
       SITUATION                                       RESULT

DAVE OWNS 1,000 UNITS OF              In consideration for his units of scrip,
SCRIP, AND ALL OF THE                 Dave must receive $6.00 per share (I.E.,
COMPANY'S ASSETS ARE SOLD IN          $2.00 per share more than the amount that
A TRANSACTION IN  WHICH               post-split Common Stockholders will be
OUR COMMON STOCKHOLDERS WOULD         entitled to) before the Common
OTHERWISE RECEIVE $4.00 PER           Stockholders receive any funds.
SHARE ON A PRE-SPLIT BASIS.

SAME AS ABOVE, EXCEPT THE             Same as above.
TRANSACTION IS STRUCTURED AS
A CASH OUT MERGER.


         NON-CASH CONSIDERATION.

         In the event that the consideration to be paid or issued to the holders of the Company's Common Stock in a Corporate Transaction consists of property other than cash or cash equivalents (for example, shares of another entity's equity), then a provision will be made whereby the holders of scrip shall be paid or issued such property, until the holders of scrip have received $6.00 per unit of scrip in preference to the holders of our Common Stock, but after the preferences of the Preferred Stock. In such an event, the fair market value will be determined in good faith by the Board of Directors of Annie's:

   o with reference to any appraisal of Annie's or recent third party transactions relating to our securities;

   o if equity of an acquirer or any third party is used as consideration, then such equity's most recent trading price or bid and ask prices, if the equity is publicly traded;

   o with reference to comparable transactions and companies or other recent transactions in such security, if such equity is not publicly traded;

   o     based upon an appraisal or fairness opinion, if available; or

   o     otherwise through comparable means.

                                    EXAMPLE 3
                                    ---------
       SITUATION                                       RESULT

SAME AS IN EXAMPLE 2, EXCEPT          Same as above, however, the $6.00 per
THAT THE CONSIDERATION IS             share that Dave must receive will be in
SHARES OF XYZ CO., A PUBLICLY         the form of XYZ Co.'s equity.
TRADED ENTITY.

         CERTAIN CORPORATE TRANSACTIONS.

         In the event that (A) Annie's engages in a Corporate Transaction which would result in a payment of more than $6.00 per unit of scrip to the scrip holders if the scrip holders were instead holders of such number of shares of post-split Common Stock equal to 1/2,000 of a share of post-split Common Stock for each unit of scrip, or (B) if Annie's, or its successors, engages in a public offering of securities registered under the Securities Act, then the scrip shall automatically and immediately before the effective time of such transaction be converted into shares of Common Stock at the rate of one share of Common Stock for every 2,000 units of scrip, adjusted for stock dividends, splits, and recapitalizations with respect to the Common Stock after the effective date of the reverse stock split.

                                    EXAMPLE 4
                                    ---------

       SITUATION                                       RESULT

ERIC OWNS 1,500 UNITS OF              In consideration for his units of scrip,
SCRIP, AND ALL OF THE COMPANY'S       Eric must receive $6.00 per share (I.E.,
ASSETS ARE SOLD IN A                  $2.00 per share more than the amount that
TRANSACTION IN WHICH THE              Common Stockholders will be entitled to)
COMPANY'S COMMON STOCK-HOLDERS        before any Common Stockholder receives any
WOULD OTHERWISE RECEIVE $4.00         proceeds from that sale.
PER SHARE ON A PRE-SPLIT BASIS

SAME AS ABOVE, BUT THE                Same as above.
TRANSACTION RESULTS IN THE
COMPANY'S COMMON STOCK-HOLDERS
OTHERWISE RECEIVING $6.00 PER
SHARE ON A PRE-SPLIT BASIS

SAME AS ABOVE, BUT THE                Eric must receive $10.00 per unit of scrip
TRANSACTION RESULTS IN THE            (I.E., the amount that he would otherwise
COMPANY'S COMMON STOCK-HOLDERS        receive were he a Common Stockholder).
OTHERWISE RECEIVING $10.00 PER
SHARE ON A PRE-SPLIT BASIS

         For the purpose of the rights and preferences of the scrip, the term "Change of Control" means a transaction or series of related transactions in which the holders of all of Annie's voting equity immediately prior to such transaction or transactions hold less than a majority of the

Company's (or the surviving entity's) voting equity immediately after such transaction or transactions. The scrip will be transferable to the extent permitted by applicable state and federal securities laws.

         TREATMENT OF OPTIONS.

         As described above, a principal benefit of the issuance of scrip in the reverse stock split is to protect the original investment of the investors in the Company's direct public offering. Annie's does not intend to provide similar protection to the holders of options. Only the holders of less than one whole share of Common Stock at the time of the reverse stock split will be entitled to receive scrip. Holders of options who do not otherwise hold shares of Common Stock will not receive scrip. Annie's management currently holds options to purchase an aggregate of 654,918 shares.

         Holders of options or securities convertible into shares of Common Stock (such as the Preferred Stock) that are exercised or converted after the effective date of the reverse stock split will not be issued scrip upon exercise or conversion of such convertible securities. However, in the case of options or convertible securities, the conversion or exercise price of such securities will be adjusted accordingly to reflect the 1 for 2,000 reverse stock split of the Company's Common Stock, even if such adjustment would result in the issuance of only fractional shares upon the exercise or conversion of such securities.

         APPRAISAL RIGHTS.

         The reverse stock split and issuance of scrip will not cause any stockholder to have appraisal or dissenter's rights under Delaware law.

         INTERESTED TRANSACTIONS.

         If the Company's Board of Directors deems it appropriate, in the event of a proposed Corporation Transaction involving Homegrown Natural Foods or its affiliates, the Board of Directors may form a special committee consisting solely of directors unaffiliated with Homegrown Natural Foods to address possible conflicts of interest that might arise. In discharging its duties, such a special committee might deem it advisable to seek a fairness opinion on the adequacy of the proposed consideration.

RISK FACTORS ASSOCIATED WITH THE REVERSE STOCK SPLIT PROPOSAL.

         The reverse stock split proposal entails the following risks to Annie's stockholders.

o SCRIPHOLDERS WILL LOSE THEIR VOTING RIGHTS. Currently, holders of Common Stock have a right to vote on matters presented for approval by the Company's stockholders. Scripholders, however, will have no right to attend or vote at future stockholder meetings or vote on matters presented to stockholders.

o SCRIPHOLDERS WILL LOSE THEIR DIVIDEND RIGHTS. Annie's has never paid dividends and does not anticipate the declaration or payment of any dividend in the foreseeable future. Annie's expects to retain future earnings for general working capital purposes. Nevertheless, in the event that Annie's declares a dividend, scripholders will have no right to payment or other participation in that dividend (unless such payment is in conjunction with a Corporate Transaction).

o ANNIE'S WILL CEASE TO BE A REPORTING COMPANY AND WILL THEREFORE NOT MAKE PERIODIC DISCLOSURES OF FINANCIAL AND OTHER INFORMATION. Annie's currently files periodic reports with the Securities and Exchange Commission. Upon the conclusion of the reverse stock split, Annie's anticipates that it will terminate its obligation to file such public periodic reports. As a result, neither scripholders nor Common Stockholders will have the right to review Annie's financial information (other than as may arise under state law).

o THE $6.00 PREFERENCE BEING PROVIDED TO SCRIPHOLDERS IS A PREFERENCE AND NOT AN UNCONDITIONAL GUARANTEE OF PAYMENT. Payment of the scrip's preference will be made only under certain limited circumstances (including prior payment of the Preferred Stock preferences), and Annie's cannot guarantee that any of these circumstances will occur. Scripholders may be forced to hold an illiquid security for which there is no market.

o COMMON STOCKHOLDERS WHO DO NOT RECEIVE SCRIP AS A RESULT OF THIS TRANSACTION WILL BE SUBORDINATED IN PREFERENCE TO THE SCRIPHOLDERS. Upon the approval of the reverse stock split proposal, the Company's Common Stock will be subordinated to the scrip. In the event that a Corporation Transaction occurs and Annie's is unable to pay $6.00 per unit of scrip to each of the scripholders, post-split Common Stockholders will receive no payment or remuneration for their shares of Common Stock.

o THE MASSACHUSETTS SECURITIES DIVISION DID NOT REAFFIRM ITS MAY 23, 2001 NO-ACTION LETTER WITH RESPECT TO THE TERMINATION OF THE STOCK TRANSFER INSTRUCTIONS. Although we received a no-action letter from the Massachusetts Securities Division relating to the termination of the Stock Transfer Instructions, Annie's and Homegrown Natural Foods now do not currently anticipate a roll up transaction following the reverse stock split, in contrast to the original proposal made to the Massachusetts Secretary of State's Office. On July 19, 2001, Homegrown Natural Foods and Annie's sent a letter to the Massachusetts Secretary of State's office informing them of this fact. Although no response was requested of the Massachusetts Securities Division, the Company did not receive a reaffirmation from the Securities Division of the May 23, 2001 no-action letter.

PURPOSE AND FAIRNESS OF AND ALTERNATIVES TO THE REVERSE STOCK SPLIT PROPOSAL.

         The Company's Board of Directors recommends voting in favor of the reverse stock split proposal and believes that the proposed amendment to the Certificate of Incorporation, and the resulting stock split and issuance of units of scrip to holders of fractional shares of Common Stock is in the best interest of the Common Stockholders. Based, in part, on feedback received when the Company solicited proposals for transactions to increase stockholder value in 1999 (which ultimately led to the Homegrown Natural Foods investment), the Board of Directors believes:

   o that the reverse stock split and issuance of scrip in lieu of fractional shares will result in a termination of the Company's reporting obligations under the Securities Exchange Act of 1934, as amended, as it will have fewer than 300 holders of the Common Stock and that will result in a significant cost savings to Annie's, which Annie's management estimates to be between $60,000 to $100,000 annually;

   o that the scrip will permit the holders of fewer than 2,000 shares of Common Stock as of the Record Date to indefinitely maintain the economic benefit currently provided by Mr. Martin's and Ms. Withey's Stock Transfer Instructions, (which terminated in part in 2001 and fully terminated in 2005), through a security that is superior in liquidation preference to all shares of Common Stock; and

   o that the reduction in the number of stockholders and the termination of reporting obligations will improve the ability to effect corporate transactions on terms more acceptable to Annie's, as the existence of the Stock Transfer Instructions, the Company's large number of stockholders relative to its size and its status as a public company has deterred a number of transactions that may have otherwise increased stockholder value for the Company's security holders.

         FACTORS CONSIDERED BY THE BOARD OF DIRECTORS.

         One factor that the Board of Directors deemed important was the Company's status as a non-traded reporting company. As described above, the Company's securities have never been listed nor traded on any market or stock exchange, and, despite efforts to obtain a market maker for the Company's securities, no public market maker current exists or is foreseeable. Management is not aware of any material arm's length sales of the Company's Common Stock during the fiscal year ended March 31, 2001. As a result, the Company's management believes that the expense of public reporting obligations outweighs its benefits.

         In addition to the limited liquidity of the Company's stock and the pending lapse of the Stock Transfer Instructions, the Board of Directors considered the rights of the scrip holders and, in particular, the fact that the scrip holders will be entitled to receive the equivalent of $6.00 per pre-split share upon the occurrence of certain liquidity events. This right ensures that upon such event, the scrip holders will receive at least the purchase price of the Company's Common Stock in the Company's 1995 direct public offering. The Board noted, weighed and determined the following:

     o The $6.00 preference to be afforded to the scripholders is three times the fair market value of the Company's Common Stock as most recently determined by the Board.

     o But for the issuance of scrip with these rights in connection with the reverse stock split, the stockholders who will receive scrip would have no price protection after the lapse of the Stock Transfer Instructions.

     o The $6.00 preference exceeds the per share purchase price ($2.00 per share) paid by Homegrown Natural Foods in the most recent primary issuance of the Company's securities.

     o No analysis of the current market price or historical market price would be meaningful, given that Annie's has no material data relating to the sales prices of the Company's Common Stock in secondary transactions.

No analysis was conducted with respect to the Company's going concern value or liquidation value or the Company's or Common Stock's net book value.

         The Board of Directors of Annie's considered alternatives to the proposed transaction (including maintaining reporting status) but concluded that, given the particular restrictions imposed by the Company's status as a public company and the Stock Transfer Instructions, that the proposed course of action is preferable to such alternatives.

         In reaching its decision with respect to this proposal, the Board of Directors considered certain detriments that will result from the reverse stock split proposal to holders of fewer than 2,000 shares of the Company's Common Stock. These detriments include:

     o   loss of voting rights and dividend rights; and

     o termination of such holders' right to review financial statements and other information as currently filed with the Securities and Exchange Commission in the form of quarterly and annual reports.

         In reaching its decision with respect to this proposal, the Board of Directors also considered certain detriments that result from the reverse stock split proposal to holders of Common Stock who remain Common Stockholders after the reverse stock split, such as subordination of the Common Stockholders' right to payment and distributions (when declared by the Board of Directors) under certain conditions to a new class of security, namely the scrip.

         FAIRNESS AND APPROVAL OF THE TRANSACTION.

         The Board of Directors believes the reverse stock split and issuance of scrip is fair to certain of the Company's Common Stockholders. The Board of Directors made a specific determination that the reverse stock split and issuance of scrip is fair to stockholders of the Company unaffiliated with Homegrown Natural Foods (including both those stockholders who will and who will not receive scrip as a result of the reverse stock split), given the illiquidity of the Company's Common Stock and the pending lapse of the Stock Transfer Instructions.

         The transaction was approved and deemed fair to such stockholders by all of the Company's directors attending a June 5, 2001 meeting of the Board of Directors, including the director nominees of Homegrown Natural Foods, Messrs. Foraker and Lemon and Ms. Ambrose. Mr. Moone, a director nominee of Homegrown Natural Foods, did not attend that meeting, and therefore did not vote on this proposal. The proposal has not been structured to require the separate approval of directors or security holders unaffiliated with Homegrown Natural Foods.

         Annie's did not appoint a special committee or obtain a fairness opinion, appraisal or other independent assessment of the fairness of the terms of the reverse stock split or the value of the scrip.

         Neither Annie's nor Homegrown Natural Foods has received a report, opinion, or appraisal from any third party indicating the fairness of this transaction to holders of the Company's securities.

FINANCIAL INFORMATION WITH RESPECT TO ANNIE'S.

         The Company's financial statements and management's discussion and analysis and results of operations set forth in its

      o Form 10-KSB for the period ended March 31, 2001, and as filed with the Securities and Exchange Commission on June 30, 2001, and amended on July 13, 2001 and January 10, 2002;

      o Form 10-QSB for the period ended June 30, 2001, and as filed with the Securities and Exchange Commission on August 14, 2001; and

      o Form 10-QSB for the period ended September 30, 2001, and as filed with the Securities and Exchange Commission on November 14, 2001

are incorporated herein by reference. Stockholders should review such financial statements prior to voting on the proposal set forth in this Proxy Statement.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING IN FAVOR OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND THE ISSUANCE OF SCRIP IN LIEU OF FRACTIONAL SHARES.

STOCKHOLDER PROPOSALS.

         It is contemplated that the next Annual Meeting of Stockholders will be held on or about December 15, 2002. To be eligible for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the next Annual Meeting, proposals must be addressed to the

Secretary of Annie's and must be received at the Company's principal executive offices not later than October 15, 2002. In order to avoid controversy as to the date on which a proposal was received by Annie's, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

COSTS AND EXPENSES.

         The costs of printing and mailing proxies will be borne by Annie's. In addition to soliciting stockholders by mail through its regular employees, Annie's may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of Annie's registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of Annie's may also be made of some stockholders following the original solicitation. Such officers and employees will receive no additional or special compensation for such activities.



                                             By Order of the Board of Directors


                                             -----------------------------------
                                             John Foraker, Chairman of the Board

                           INCORPORATIONS BY REFERENCE

         "Item 11. Security Ownership of Certain Beneficial Owners and Management" set forth in the Company's Form 10-KSB for the period ended March 31, 2001, and as filed with the Securities and Exchange Commission on June 30, 2001, and amended on July 13, 2001 and January 10, 2002 is incorporated by reference.

         "Item 10. Executive Compensation", set forth in the Company's Form 10-KSB for the period ended March 31, 2001, and as filed with the Securities and Exchange Commission on June 30, 2001, and amended on July 13, 2001 and January 10, 2002 is incorporated by reference.

         "Item 12. Certain Relationships and Related Transactions", set forth in Form 10-KSB for the period ended March 31, 2001, and as filed with the Securities and Exchange Commission on June 30, 2001, and amended on July 31, 2001 and January 10, 2002, is incorporated by reference.

         The Company's financial statements and management's discussion and analysis and results of operations set forth in its

      o Form 10-KSB for the period ended March 31, 2001, and as filed with the Securities and Exchange Commission on June 30, 2001, and amended on July 13, 2001 and January 10, 2002;

      o Form 10-QSB for the period ended June 30, 2001, and as filed with the Securities and Exchange Commission on August 14, 2001; and

      o Form 10-QSB for the period ended September 30, 2001, and as filed with the Securities and Exchange Commission on November 14, 2001

are incorporated herein by reference.

         Copies of each of these documents may be inspected without charge at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part of these documents may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee. Information regarding the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains a web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. Annie's Homegrown, Inc. is a Delaware corporation with its principal place of business The Company will also make copies of these documents available upon written request to the Company's headquarters. The Company's headquarters are located at 395 Main Street, Wakefield, Massachusetts 01880.

                                 [COMPANY LOGO]

                         TO THE STOCKHOLDERS OF ANNIE'S:

                    ANNIE'S HOMEGROWN, INC. IS YOUR COMPANY!

         AS STOCKHOLDERS OF ANNIE'S, YOU HAVE AN OPPORTUNITY TO VOTE ON ISSUES THAT AFFECT YOUR COMPANY. PLEASE RETURN YOUR PROXY CARD IN THE ADDRESSED STAMPED ENVELOPE AS SOON AS POSSIBLE WITH YOUR VOTE
     OR FOLLOW THE SIMPLE INSTRUCTIONS FOR VOTING BY TELEPHONE OR INTERNET.
                 THANK YOU FOR SHARING IN THE FUTURE OF ANNIE'S.


                                   DETACH HERE
     -----------------------------------------------------------------------

                                      PROXY


                             ANNIE'S HOMEGROWN, INC.

                                 395 Main Street
                         Wakefield, Massachusetts 01880

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                February 28, 2002

THIS PROXY IS SOLICITED ON BEHALF OF ANNIE'S HOMEGROWN, INC.'S BOARD OF
DIRECTORS

The undersigned hereby appoints John Foraker and Paul Nardone, and each of them singly, true and lawful agents and proxies for the undersigned, with full power of attorney and power of substitution, to represent the undersigned and vote all shares of capital stock of any class that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") of Annie's Homegrown, Inc. (the "Company") to be held on February 28, 2002, at 10:00 a.m. (Boston time), at the offices of Kirkpatrick & Lockhart LLP, 75 State Street, Sixth Floor, Boston, Massachusetts 02109, or at any adjournment thereof, upon the matters set forth in the Notice of Special Meeting of Stockholders and accompanying Proxy Statement, each dated February 1, 2002, receipt of which is hereby acknowledged. No proposal will be entertained to adjourn the meeting until the three matters presented for approval have been voted on by the Stockholders.

         -----------------                            ----------------
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         -----------------                            ----------------

It's fast, convenient, and immediate!    It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone     is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).
=======================================  =======================================
Follow these four easy steps:            Follow these four easy steps:

1. Read the accompanying Proxy           1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.     Statement/Prospectus and Proxy Card.

2. Call the toll-free number             2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).         http://www.eproxyvote.com/eqsah

3. Enter your 14-digit Voter Control     3. Enter your 14-digit Voter Control
   Number located on your Proxy Card        Number located on your Proxy Card
   above your name.                         above your name.

4. Follow the recorded instructions.     4. Follow the instructions provided.
=======================================  =======================================

       YOUR VOTE IS IMPORTANT!                  YOUR VOTE IS IMPORTANT!
    Call 1-877-PRX-VOTE anytime!          Go to http://www.eproxyvote.com/eqsah
                                                        anytime!



    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                                   DETACH HERE


    Please mark
[X] votes as in
    this example.

1.  To elect a Board of Directors for the ensuing year.

    NOMINEES: (01) John Foraker, (02) Ann E. Withey, (03) Paul B. Nardone,
              (04) Ronald L. Cheney, (05) Ellen Ambrose, (06) E. Michael Moone,

    FOR                     WITHHELD
    ALL                     FROM ALL
    NOMINEES [ ]            NOMINEES [ ]

    [ ] ______________________________________
        For all nominees except as noted above


2. To ratify the selection of the firm of KPMG LLP as independent public accountants of the Company for the fiscal year ending March 31, 2002.

    FOR        AGAINST        ABSTAIN
    [ ]          [ ]            [ ]

3. To approve an amendment to the Certificate of Incorporation, as amended, of Annie's Homegrown, Inc., which shall effect a 1 for 2,000 reverse stock split of Annie's Homegrown, Inc. Common Stock, par value $0.001, and cause the issuance of scrip to holders that, as a result of that stock split, would hold less than one share of Common Stock, all as set forth on the Certificate of Amendment to the Certificate of Incorporation attached as an exhibit to the Proxy Statement, dated February 1, 2002.

    FOR        AGAINST        ABSTAIN
    [ ]          [ ]            [ ]


MARK HERE IF YOU PLAN TO ATTEND THE MEETING    [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]


IMPORTANT: Please date this Proxy and sign exactly as your name(s) appear(s) hereon. If stock is held jointly, each owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give your full title as such.


Signature:_______________  Date:_______  Signature:_______________  Date:_______